UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2013

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the T-Mobile US, Inc. 2013 Omnibus Incentive Plan

At the Annual Meeting of Stockholders (the “Annual Meeting”) of T-Mobile US, Inc. (the “Company”) held on June 4, 2013, the Company’s stockholders approved the T-Mobile US, Inc. 2013 Omnibus Incentive Plan (the “2013 Plan”). The 2013 Plan was adopted by the Company’s board of directors (the “Board”) on May 1, 2013, subject to stockholder approval.

The 2013 Plan authorizes the issuance of up to an aggregate maximum of 63,275,000 shares of the Company’s common stock, subject to adjustment as described in the 2013 Plan, as well as up to 11,471,996 shares of common stock (the number of such shares as of May 8, 2013), subject to adjustment as described in the 2013 Plan, that were subject to outstanding awards under the Company’s predecessor equity plans on the date of stockholder approval of the 2013 Plan that subsequently cease to be subject to such awards (other than by reason of exercise or settlement of the awards in shares).

The 2013 Plan may be administered by the Board, or by a committee appointed by the Board or such committee’s delegate (each referred to as the “Committee”). The Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The 2013 Plan authorizes the Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, other stock based awards, and performance awards that may be denominated in stock or cash and may be paid in stock or cash. Awards may be granted to the Company’s officers, employees, consultants and advisors of the Company and its affiliates and to non-employee directors. Unless earlier terminated by the Board, the 2013 Plan will terminate, and no further awards may be granted, after June 4, 2023.

The material features of the 2013 Plan are described in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 17, 2013, and amended on May 28, 2013, entitled “Proposal 3—Approval of the T-Mobile US, Inc. 2013 Omnibus Incentive Plan,” which description, as amended, is filed as Exhibit 99.1 with this Form 8-K and incorporated herein by reference. The description of the 2013 Plan is qualified in its entirety by reference to the copy of the full text of the 2013 Plan, which is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As discussed in Item 5.02 above, the Company held the Annual Meeting on June 4, 2013, after notice was duly given and at which a quorum of the Company’s stockholders was represented by proxy or in person. At the Annual Meeting the following three proposals were presented:

(1)	Elect eleven directors named in the Proxy Statement to the Company’s Board of Directors;

(2)	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

(3)	Approve the T-Mobile US, Inc. 2013 Omnibus Incentive Plan.

Proposal 1 - Election of Directors

The following eleven directors were elected at the Annual Meeting to serve terms ending at the Company’s 2014 Annual Meeting of Stockholders, or until their successors are elected and qualified, unless the director earlier resigns, retires, passes away or otherwise no longer serves as a director:

Director Nominee	For	Authority Withheld	Broker Non-Votes
W. Michael Barnes	659,367,902	4,841,540	34,674,564
Srikant M. Datar	655,209,513	8,999,929	34,674,564
Lawrence H. Guffey	618,288,016	45,921,426	34,674,564
Timotheus Höttges	630,859,678	33,349,764	34,674,564
Raphael Kübler	618,554,767	45,654,675	34,674,564
Thorsten Langheim	619,054,927	45,154,515	34,674,564
John J. Legere	636,715,245	27,494,197	34,674,564
René Obermann	618,237,151	45,972,291	34,674,564
James N. Perry, Jr.	659,276,991	4,932,451	34,674,564
Teresa A. Taylor	662,466,423	1,743,019	34,674,564
Kelvin R. Westbrook	661,146,766	3,062,676	34,674,564

Proposal 2 - Ratification of the Appointment of PricewaterhouseCoopers LLP

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2013 as follows:

For	Against	Abstain
698,667,216	81,100	135,690

Proposal 3 - Approval of the T-Mobile US, Inc. 2013 Omnibus Incentive Plan

The stockholders approved the T-Mobile US, Inc. 2013 Omnibus Incentive Plan as follows:

For	Against	Abstain	Broker Non-Votes
660,122,835	3,947,186	139,421	34,674,564

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	T-Mobile US, Inc. 2013 Omnibus Incentive Plan

10.2	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the T-Mobile US, Inc. 2013 Omnibus Incentive Plan

99.1	The section entitled “Proposal 3—Approval of the T-Mobile US, Inc. 2013 Omnibus Incentive Plan” appearing on pages 92-99 of the Company’s Definitive Proxy Statement (incorporated by reference to pages 92-99 of the Company’s Definitive Proxy Statement filed on May 17, 2013, as amended by the Definitive Additional Materials filed on May 28, 2013, File No. 1-33409)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2013

T-MOBILE US, INC.

By:	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description

10.1	T-Mobile US, Inc. 2013 Omnibus Incentive Plan

10.2	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the T-Mobile US, Inc. 2013 Omnibus Incentive Plan

99.1	The section entitled “Proposal 3—Approval of the T-Mobile US, Inc. 2013 Omnibus Incentive Plan” appearing on pages 92-99 of the Company’s Definitive Proxy Statement (incorporated by reference to pages 92-99 of the Company’s Definitive Proxy Statement filed on May 17, 2013, as amended by the Definitive Additional Materials filed on May 28, 2013, File No. 1-33409)